   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 2004

                                                              FILE NO. 2-71928
                                                              FILE NO. 811-03171
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                          PRE-EFFECTIVE AMENDMENT NO.                 [ ]
                         POST-EFFECTIVE AMENDMENT NO. 29              [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940               [X]
                                AMENDMENT NO. 29                      [X]

                                  ------------

                VALUE LINE U.S. GOVERNMENT SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                                New York, New York       10017-5891
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                                David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                          New York, New York 10017-5891
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                               Peter D. Lowenstein
                         Two Sound View Drive, Suite 100
                               Greenwich, CT 06830

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
    BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

       [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)

       [X] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

================================================================================

                Value Line U.S. Government Securities Fund, Inc.

            --------------------------------------------------------
                                   PROSPECTUS
                                 JANUARY 3, 2005
            --------------------------------------------------------

                               [GRAPHIC OMITTED]

                                                                    #

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

               TABLE OF CONTENTS

                     FUND SUMMARY

                     What are the Fund's goals? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund? Page 2

                     How has the Fund performed? Page 3

                     What are the Fund's fees and expenses?  Page 5

HOW WE MANAGE THE FUND

Our principal investment strategies Page 6

The securities in which we typically invest Page 7

The principal risks of investing in the Fund Page 7

                                WHO MANAGES THE FUND

                                Investment Adviser Page 9

                                Management fees Page 9

                                Portfolio management Page 9

          ABOUT YOUR ACCOUNT

          How to buy shares Page 10

          How to sell shares Page 13

          Special services Page 15

          Dividends, distributions and taxes Page 15

          Frequent Purchase and Redemption of Fund Shares Page 17

                                   FINANCIAL HIGHLIGHTS

                                   Financial Highlights Page 18

                     FUND SUMMARY

WHAT ARE THE FUND'S GOALS?

                        The Fund primarily seeks maximum income without undue
                        risk to principal. Capital preservation and possible
                        capital appreciation are secondary objectives. Although
                        the Fund will strive to achieve these goals, there is no
                        assurance that it will succeed.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                        Under normal conditions, we invest at least 80% of the
                        Fund's net assets in securities issued or guaranteed by
                        the U.S. government or its agencies and
                        instrumentalities, including mortgage-backed securities
                        issued by government sponsored enterprises. Some of
                        these securities, such as those issued by the Federal
                        National Mortgage Association ("Fannie Mae") and Federal
                        Home Loan Mortgage Corporation ("Freddie Mac") are not
                        backed by the full faith and credit of the United
                        States. While we emphasize income from investments for
                        the Fund, we consider carefully security of principal,
                        duration, marketability, and diversity of investments.
                        We are looking for the best relative values among the
                        universe of government securities. The Fund's portfolio
                        may be actively traded.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                        Investing in any mutual fund involves risk, including
                        the risk that you may receive little or no return on
                        your investment, and that you may lose part or all of
                        the money you invest. Therefore, before you invest in
                        this Fund you should carefully evaluate the risks.

                        The price of Fund shares will increase and decrease
                        according to changes in the value of the Fund's
                        investments.

                        The principal risk you assume when investing in the Fund
                        is interest rate risk, the possibility that as interest
                        rates rise the value of some fixed income securities may
                        decrease. Mortgage-backed securities are also more
                        volatile and less liquid than other U.S. government
                        securities and may be subject to both credit and
                        prepayment risk.

                        The U.S. government will not provide financial support
                        to U.S. government agencies, instrumentalities or
                        sponsored enterprises if it is not obligated to do so by
                        law. Many U.S. government securities purchased by the
                        Fund, such

                        as those issued by Fannie Mae and Freddie Mac, are not
                        backed by the full faith and credit of the United
                        States. The maximum potential liability of the issuers
                        of some U.S. government securities held by the Fund may
                        exceed their current resources, including their legal
                        right to receive support from the U.S. Treasury. It is
                        possible that these issuers will not have the funds to
                        meet their payment obligations in the future.

                        An investment in the Fund is not a complete investment
                        program and you should consider it just one part of your
                        total investment program. For a more complete discussion
                        of risk, please turn to page 7.

HOW HAS THE FUND PERFORMED?

                        This bar chart and table can help you evaluate the
                        potential risks of investing in the Fund. We show how
                        returns for the Fund's shares have varied over the past
                        ten calendar years, as well as the average annual total
                        returns (before and after taxes) of these shares for
                        one, five, and ten years. These returns are compared to
                        the performance of the Lehman Brothers Intermediate U.S.
                        Government Bond Index and the Lehman Brothers Aggregate
                        Bond Index, which are broad based market indices. You
                        should remember that unlike the Fund, these indices are
                        unmanaged and do not include the costs of buying,
                        selling, and holding the securities. All returns reflect
                        reinvested dividends. The Fund's past performance
                        (before and after taxes) is not necessarily an
                        indication of how it will perform in the future.

                        TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)

[GRAPHIC OMITTED]

                        -10.67    14.44      3.93      9.22      7.68     -1.15     11.33      7.04     10.38      1.89

                          1994     1995      1996      1997      1998      1999      2000      2001      2002      2003

                        BEST QUARTER:   Q3 2002    +5.15%
                        WORST QUARTER:  Q2 1994    (5.57%)

                                                                               3

                        As of September 30, 2004, the Fund had a year-to-date
                        total return of 1.7%.

                        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003

                                                                           1 YEAR       5 YEARS       10 YEARS
                        ----------------------------------------------------------------------------------------

                          U.S. GOVERNMENT SECURITIES FUND
                        ----------------------------------------------------------------------------------------
                          Return before taxes                               1.89%       5.79%         5.17%
                        ----------------------------------------------------------------------------------------
                          Return after taxes on distributions               0.67%       3.88%         2.88%
                        ----------------------------------------------------------------------------------------
                          Return after taxes on distributions and sale      1.23%       3.74%         2.92%
                          of Fund shares
                        ----------------------------------------------------------------------------------------
                          LEHMAN BROS. INTERMEDIATE U.S.                    2.29%       6.18%         6.32%
                          GOVERNMENT BOND INDEX*
                        ----------------------------------------------------------------------------------------
                          LEHMAN BROS. AGGREGATE BOND INDEX*                4.10%       6.62%         6.95%
                        ----------------------------------------------------------------------------------------

                        *   Reflects no deduction for fees or expenses.

                        After-tax returns are intended to show the impact of
                        assumed federal income taxes on an investment in the
                        Fund. The Fund's "Return after taxes on distributions"
                        shows the effect of taxable distributions, but assumes
                        that you still hold the Fund shares at the end of the
                        period and so do not have any taxable gain or loss on
                        your investment in shares of the Fund. The Fund's
                        "Return after taxes on distributions and sale of Fund
                        shares" shows the effect of both taxable distributions
                        and any taxable gain or loss that would be realized if
                        you purchased Fund shares at the beginning and sold at
                        the end of the specified period. "Return after taxes on
                        distributions and sale of Fund shares" may be greater
                        than "Return before taxes" because the investor is
                        assumed to be able to use the capital loss on the sale
                        of Fund shares to offset other taxable gains.

                        After-tax returns are calculated using the highest
                        individual federal income tax rate in effect at the time
                        of each distribution and assumed sale, but do not
                        include the impact of state and local taxes. After-tax
                        returns reflect past tax effects and are not predictive
                        of future tax effects.

                        Your actual after-tax returns depend on your own tax
                        situation and may differ from those shown. After-tax
                        returns are not relevant to investors who hold their
                        Fund shares in a tax-deferred account (including a
                        401(k) or IRA account), or to investors that are
                        tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?

                        These tables describe the fees and expenses you pay in
                        connection with an investment in the Fund.

                        SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                        --------------------------------------------------------------------------------

                        MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF     NONE
                        OFFERING PRICE
                        --------------------------------------------------------------------------------
                        MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL        NONE
                        PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
                        --------------------------------------------------------------------------------
                        MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
                        --------------------------------------------------------------------------------
                        REDEMPTION FEE                                                           NONE
                        --------------------------------------------------------------------------------
                        EXCHANGE FEE                                                             NONE
                        --------------------------------------------------------------------------------

                        ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE F UND'S ASSETS)
                        ------------------------------------------------------------------------------------

                          MANAGEMENT FEES                            0.50%
                        -----------------------------------------------------------------------------------
                          DISTRIBUTION AND SERVICE (12B-1) FEES*     0.25%
                        -----------------------------------------------------------------------------------
                          OTHER EXPENSES                             0.23%
                        -----------------------------------------------------------------------------------
                          TOTAL ANNUAL FUND OPERATING EXPENSES       0.98%
                        -----------------------------------------------------------------------------------

                        *   Because these fees are paid out of the Fund's assets
                            on an ongoing basis, over time these fees will
                            increase the cost of your investment and may cost
                            you more than if you paid other types of sales
                            charges.

                        EXAMPLE
                        This example is intended to help you compare the cost of
                        investing in the Fund to the cost of investing in other
                        mutual funds. We show the cumulative amount of Fund
                        expenses on a hypothetical investment of $10,000 with an
                        annual 5% return over the time shown assuming that the
                        Fund's operating expenses remain the same. The expenses
                        indicated for each period would be the same whether you
                        sold your shares at the end of each period or continued
                        to hold them. This is an example only, and your actual
                        costs may be greater or less than those shown here.
                        Based on these assumptions, your costs would be:

                                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                        -----------------------------------------------------------------------------------

                          U.S. GOVERNMENT SECURITIES FUND     $100       $312        $542        $1,201
                        -----------------------------------------------------------------------------------

                                                                               5

                     HOW WE MANAGE THE FUND

OUR PRINCIPAL INVESTMENT STRATEGIES

                        Because of the nature of the Fund, you should consider
                        an investment in it to be a long-term investment that
                        will best meet its objectives when held for a number of
                        years. The following is a description of how the Adviser
                        pursues the Fund's objectives.

                        We analyze economic conditions and the outlook for
                        interest rates, seeking to identify the type of
                        government securities that we think make the best
                        investments.

                        We invest primarily in pursuit of a two-pronged
                        investment objective: maximum income and preservation of
                        capital. We blend a number of investment strategies to
                        manage the Fund.

                        To seek current income and help preserve capital, we
                        generally invest at least 80% of the Fund's net assets
                        in securities issued or guaranteed by the U.S.
                        government or its agencies and instrumentalities,
                        including mortgage-backed securities issued by
                        government sponsored enterprises. Typically, securities
                        of medium maturities offer the highest income without
                        undue risk to capital. Accordingly, the weighted average
                        effective maturity of the bond portfolio will generally
                        be between 5 and 10 years. The weighted average
                        effective maturity for the bond portfolio as of August
                        31, 2004 was 4.9 years.

                        TEMPORARY DEFENSIVE POSITION
                        From time to time in response to adverse market,
                        economic, political or other conditions, the Fund may
                        assume a temporary defensive position and invest up to
                        20% of its assets in cash or cash equivalents. This
                        could help the Fund avoid losses, but it may have the
                        effect of reducing the Fund's income or capital
                        appreciation, or both. If this occurs, the Fund may not
                        achieve its investment objectives.

                        PORTFOLIO TURNOVER
                        The Fund may engage in active and frequent trading of
                        portfolio securities in order to take advantage of
                        better investment opportunities to achieve its
                        investment objectives. This strategy results in higher
                        trading costs and other expenses and may negatively
                        affect the Fund's performance. Portfolio turnover may
                        also result in capital gain distributions that could
                        increase your

                        income tax liability. See "Financial Highlights" for the
                        Fund's most current portfolio turnover rates.

THE SECURITIES IN WHICH WE TYPICALLY INVEST

                        The following is a description of the securities in
                        which we normally invest. Please see the Statement of
                        Additional Information for additional descriptions and
                        risk information on these and all the securities in
                        which we invest. Information on the Fund's recent
                        holdings can be found in the Fund's current annual or
                        semiannual report.

                        U.S. GOVERNMENT SECURITIES: include U.S. Treasury bills,
                        notes and bonds, as well as securities issued or
                        guaranteed by U.S. government agencies or
                        instrumentalities, such as the Federal Farm Credit
                        System, Federal Home Loan Banks, the Tennessee Valley
                        Authority, Farmers Home Administration, and the
                        Export-Import Bank.

                        MORTGAGE-BACKED SECURITIES: fixed-income securities
                        which represent pools of mortgages with investors
                        receiving principal and interest payments as the
                        underlying mortgage loans are paid back. We invest in
                        those mortgage-backed securities issued by certain
                        government sponsored enterprises, such as the Federal
                        Home Loan Mortgage Corporation ("Freddie Mac"), the
                        Federal National Mortgage Association ("Fannie Mae") and
                        the Government National Mortgage Association.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

                        o  The principal risk you assume when investing in the
                           Fund is interest rate risk, the possibility that as
                           interest rates rise the value of some fixed income
                           securities, especially those securities with longer
                           maturities, may decrease.

                        o  Mortgage-backed securities may be more volatile and
                           less liquid than other U.S. government securities and
                           may be subject to credit and prepayment risk.
                           Prepayments of high interest rate mortgage-backed
                           securities during times of declining interest rates
                           will tend to lower the return of the Fund's
                           investments and could result in losses to the Fund if
                           some securities were acquired at a premium. In
                           addition, during periods of rising interest rates,
                           prepayments of mortgage-backed securities may
                           decline, resulting in the extension of the Fund's
                           average portfolio maturity. As a result, the Fund's
                           portfolio may experience greater volatility during
                           periods of rising interest rates than under normal
                           market conditions.

                                                                               7

                        o  With respect to U.S. government securities supported
                           only by the credit of the issuing agency or an
                           additional line of credit with the U.S. Treasury,
                           such as Freddie Mac and Fannie Mae securities; there
                           is no guarantee that the U.S. government will provide
                           support to such agencies and such securities may
                           involve greater risk of loss of principal and
                           interest than securities issued or guaranteed by the
                           U.S. government. THESE SECURITIES ARE NEITHER INSURED
                           NOR GUARANTEED BY THE U.S. TREASURY.

                        o  Please see the Statement of Additional Information
                           for a further discussion of risks. Information on the
                           Fund's recent portfolio holdings can be found in the
                           Fund's current annual, semi-annual or quarterly
                           reports. A description of the Fund's policies and
                           procedures with respect to the disclosure of the
                           Fund's portfolio securities is also available in the
                           Statement of Additional Information.

                     WHO MANAGES THE FUND

                        The business and affairs of the Fund are managed by the
                        Fund's officers under the direction of the Fund's Board
                        of Directors.

INVESTMENT ADVISER

                        Value Line, Inc., 220 East 42nd Street, New York, NY
                        10017, serves as the Fund's investment adviser and
                        manages the Fund's business affairs. Value Line also
                        acts as investment adviser to the other Value Line
                        mutual funds and furnishes investment counseling
                        services to private and institutional clients, with
                        combined assets of approximately $3 billion as of
                        November 30, 2004.

                        The Adviser was organized in 1982 and is the successor
                        to substantially all of the operations of Arnold
                        Bernhard & Co., Inc., which with its predecessor has
                        been in business since 1931. Value Line Securities,
                        Inc., the Fund's distributor, is a subsidiary of the
                        Adviser. Another subsidiary of the Adviser publishes The
                        Value Line Investment Survey and other publications.

MANAGEMENT FEES

                        For managing the Fund and its investments, the Adviser
                        is paid an annual fee equal to 0.50% of the Fund's
                        average daily net assets.

PORTFOLIO MANAGEMENT

                        A committee of employees of the Adviser is jointly and
                        primarily responsible for the day-to-day management of
                        the Fund's portfolio.

                                                                               9

                     ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

                        o  BY TELEPHONE
                           Once you have opened an account, you can buy
                           additional shares by calling 800-243-2729 between
                           9:00 a.m. and 4:00 p.m. New York time. You must pay
                           for these shares within three business days of
                           placing your order.

                        o  BY WIRE
                           If you are making an initial purchase by wire, you
                           must call us at 800-243-2729 so we can assign you an
                           account number. Request your U.S. bank with whom you
                           have an account to wire the amount you want to invest
                           to State Street Bank and Trust Company, ABA
                           #011000028, attention DDA # 99049868. Include your
                           name, account number, tax identification number and
                           the name of the Fund in which you want to invest.

                        o  THROUGH A BROKER-DEALER
                           You can open an account and buy shares through a
                           broker-dealer, who may charge a fee for this service.

                        o  BY MAIL
                           Complete the account application and mail it with
                           your check payable to BFDS, Agent, to Value Line
                           Funds, c/o Boston Financial Data Services, Inc., P.O.
                           Box 219729, Kansas City, MO 64121-9729. If you are
                           making an initial purchase by mail, you must include
                           a completed account application, or an appropriate
                           retirement plan application if you are opening a
                           retirement account, with your check. Cash, money
                           orders, traveler's checks, cashier's checks, bank
                           drafts or third party checks will not be accepted for
                           either the initial or any subsequent purchase. All
                           purchases must be made in U.S. dollars and checks
                           must be drawn on U.S. banks.

                        o  MINIMUM INITIAL/ADDITIONAL INVESTMENTS
                           Once you have completed an account application, you
                           can open an account with an initial investment of
                           $1,000, and make additional investments at any time
                           for as little as $250. The price you pay for shares
                           will depend on when we receive your purchase order.
                           The Fund reserves the right to reject any purchase
                           order and to reduce or waive the minimum purchase
                           requirements at any time.

                        o  TIME OF PURCHASE
                           Your price for Fund shares is the Fund's net asset
                           value per share (NAV) which is generally calculated
                           as of the close of regular trading on the New York
                           Stock Exchange (the "Exchange") (currently 4:00 p.m.,
                           Eastern time)

                           every day the Exchange is open for business. The
                           Exchange is currently closed on New Year's Day,
                           Martin Luther King, Jr. Day, Presidents' Day, Good
                           Friday, Memorial Day, Independence Day, Labor Day,
                           Thanksgiving Day and Christmas Day and on the
                           preceding Friday or subsequent Monday if any of those
                           days falls on a Saturday or Sunday, respectively.
                           Your order will be priced at the next NAV calculated
                           after your order is accepted by the Fund. We reserve
                           the right to reject any purchase order and to waive
                           the initial and subsequent investment minimums at any
                           time.

                           Fund shares may be purchased through various
                           third-party intermediaries authorized by the Fund
                           including banks, brokers, financial advisers and
                           financial supermarkets. Orders will be priced at the
                           NAV next computed after receipt of the order by the
                           intermediary.

                        o  DISTRIBUTION PLAN
                           The Fund has adopted a plan of distribution under
                           rule 12b-1 of the Investment Company Act of 1940.
                           Under the plan, the Fund is charged a fee at the
                           annual rate of 0.25% of the Fund's average daily net
                           assets with the proceeds used to finance the
                           activities of Value Line Securities, Inc., the Fund's
                           distributor. The plan provides that the distributor
                           may make payments to securities dealers, banks,
                           financial institutions and other organizations which
                           provide distribution and administrative services with
                           respect to the distribution of the Fund's shares.
                           Such services may include, among other things,
                           answering investor inquiries regarding the Fund;
                           processing new shareholder account applications and
                           redemption transactions; responding to shareholder
                           inquiries; and such other services as the Fund may
                           request to the extent permitted by applicable
                           statute, rule or regulation. The plan also provides
                           that the Adviser may make such payments out of its
                           advisory fee, its past profits or any other source
                           available to it. The fees payable to the distributor
                           under the plan are payable without regard to actual
                           expenses incurred.

                        o  NET ASSET VALUE
                           We determine the Fund's NAV as of the close of
                           regular trading on the Exchange each day the Exchange
                           is open for business. We calculate NAV by adding the
                           market value of all the securities and assets in the
                           Fund's portfolio, deducting all liabilities, and
                           dividing the resulting number by the number of shares
                           outstanding. The result is the NAV per share. With

                                                                              11

                           assistance from an independent pricing service, we
                           price securities and other assets for which market
                           prices or quotations are available at their market
                           value. Securities for which quotations are not
                           readily available from the pricing service and all
                           other assets of the Fund are valued at their fair
                           value as determined under the direction of the Board
                           of Directors. We price investments which have a
                           maturity of less than 60 days at amortized cost. The
                           amortized cost method of valuation involves valuing a
                           security at its cost and accruing any discount or
                           premium over the period until maturity, regardless of
                           the impact of fluctuating interest rates on the
                           market value of the security.

                        o  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
                           WITH THE VALUE LINE FUNDS
                           In furtherance of the national effort to stop the
                           funding of terrorism and to curtail money laundering,
                           the USA Patriot Act and other Federal regulations
                           require financial institutions, including mutual
                           funds, to adopt certain policies and programs to
                           prevent money laundering activities, including
                           procedures to verify the identity of all investors
                           opening new accounts. Accordingly, when completing
                           the Fund's Account Application, you will be required
                           to supply the Fund with certain information for all
                           persons owning or permitted to act on an account.
                           This information includes name, date of birth,
                           taxpayer identification number and street address.
                           Also, as required by law, the Fund employs various
                           procedures, such as comparing the information you
                           provide against fraud databases or requesting
                           additional information or documentation from you, to
                           ensure that the information supplied by you is
                           correct. Until such verification is made, the Fund
                           may temporarily limit additional share purchases. In
                           addition, the Fund may limit additional share
                           purchases or close your account if it is unable to
                           verify your identity.

HOW TO SELL SHARES

                        o  BY MAIL
                           You can redeem your shares (sell them back to the
                           Fund) at NAV by mail by writing to: Value Line Funds,
                           c/o Boston Financial Data Services, Inc., P.O. Box
                           219729, Kansas City, MO 64121-9729. The request must
                           be signed by all owners of the account, and you must
                           include a signature guarantee using the medallion
                           imprint for each owner. Signature guarantees are also
                           required when redemption proceeds are going to anyone
                           other than the account holder(s) of record. If you
                           hold your shares in certificates, you must submit the
                           certificates properly endorsed with signature
                           guaranteed with your request to sell the shares. A
                           signature guarantee can be obtained from most banks
                           or securities dealers, but not from a notary public.
                           A signature guarantee helps protect against fraud.

                           We will pay you promptly, normally the next business
                           day, but no later than seven days after we receive
                           your request to sell your shares. If you purchased
                           your shares by check, we will wait until your check
                           has cleared, which can take up to 15 days from the
                           date of purchase, before we send the proceeds to you.

                           If your account is held in the name of a corporation,
                           as a fiduciary or agent, or as surviving joint owner,
                           you may be required to provide additional documents
                           with your redemption request.

                        o  BY TELEPHONE OR WIRE
                           You can sell $1,000 or more of your shares by
                           telephone or wire, with the proceeds sent to your
                           bank the next business day after we receive your
                           request.

                        o  BY CHECK
                           You can sell $500 or more of your shares by writing a
                           check payable to the order of any person.

                        o  THROUGH A BROKER-DEALER
                           Fund shares may be sold through various third party
                           intermediaries including banks, brokers, financial
                           advisers and financial supermarkets, who may charge a
                           fee for this service. When the intermediary is
                           authorized by the Fund, the shares that you buy or
                           sell through the intermediary are priced at the next
                           NAV that is computed after receipt of your order by
                           the intermediary.

                           Among the brokers that have been authorized by the
                           Fund are Charles Schwab & Co., Inc., National
                           Investor Services Corp., Pershing and Fidelity

                                                                              13

                           Brokerage Services Corp. You should consult with your
                           broker to determine if it has been so authorized.

                        o  BY EXCHANGE
                           You can exchange all or part of your investment in
                           the Fund for shares in other Value Line funds. When
                           you exchange shares, you are purchasing shares in
                           another fund so you should be sure to get a copy of
                           that fund's prospectus and read it carefully before
                           buying shares through an exchange. To execute an
                           exchange, call 800-243-2729. We reserve the right to
                           reject any exchange order.

                           When you send us a properly completed request to sell
                           or exchange shares, you will receive the NAV that is
                           next determined after we receive your request. For
                           each account involved you should provide the account
                           name, number, name of fund and exchange or redemption
                           amount. Call 1-800-243-2729 for information on
                           additional documentation that may be required. You
                           may have to pay taxes on the gain from your sale or
                           exchange of shares.

                           Exchanges among Value Line funds are a shareholder
                           privilege and not a right. The Fund may temporarily
                           or permanently terminate the exchange privilege of
                           any investor that, in the opinion of the Fund, uses
                           market timing strategies or who makes more than four
                           exchanges out of the Fund during a calendar year.

                           The exchange limitation does not apply to systematic
                           purchases and redemptions, including certain
                           automated or pre-established exchange, asset
                           allocation or dollar cost averaging programs. These
                           exchange limits are subject to the Fund's ability to
                           monitor exchange activity. Shareholders seeking to
                           engage in excessive trading practices may deploy a
                           variety of strategies to avoid detection, and,
                           despite the best efforts of the Fund to prevent
                           excessive trading, there is no guarantee that the
                           Fund or its agents will be able to identify such
                           shareholders or curtail their trading practices. The
                           Fund receives purchase and redemption orders through
                           financial intermediaries and cannot always know or
                           reasonably detect excessive trading which may be
                           facilitated by these intermediaries or by the use of
                           omnibus account arrangements offered by these
                           intermediaries to investors.

                           ACCOUNT MINIMUM

                           If as a result of redemption your account balance
                           falls below $500, the Fund may ask you to increase
                           your balance within 30 days. If your account is not
                           at the minimum by the required time, the Fund may
                           redeem your account, after first notifying you in
                           writing.

SPECIAL SERVICES

                           To help make investing with us as easy as possible,
                           and to help you build your investments, we offer the
                           following special services. You can get further
                           information about these programs by calling
                           Shareholder Services at 800-243-2729.

                        o  Valu-Matic (Registered Trademark)  allows you to make
                           regular monthly investments of $25 or more
                           automatically from your checking account.

                        o  Through our Systematic Cash Withdrawal Plan you can
                           arrange a regular monthly or quarterly payment from
                           your account payable to you or someone you designate.
                           If your account is $5,000 or more, you can have
                           monthly or quarterly withdrawals of $25 or more. Such
                           withdrawals will each constitute redemption of a
                           portion of your Fund shares which may result in
                           income, gain or loss to you for federal income tax
                           purposes.

                        o  You may buy shares in the Fund for your individual or
                           group retirement plan, including your Individual
                           Retirement Account (IRA) or Roth IRA. You may
                           establish your IRA account even if you already are a
                           member of an employer-sponsored retirement plan. Not
                           all contributions to an IRA account are tax
                           deductible; consult your tax advisor about the tax
                           consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES
                           The Fund pays dividends quarterly, while any capital
                           gains are distributed annually. We automatically
                           reinvest all dividends and any capital gains, unless
                           you instruct us otherwise in your application to
                           purchase shares.

                           Investors should consider the tax consequences of
                           buying shares of the Fund shortly before the record
                           date of a capital gain distribution because such
                           distribution will generally be taxable even though
                           the net asset value of shares of the Fund will be
                           reduced by the distribution.

                           Dividends and distributions generally are taxable,
                           regardless of whether you reinvest them or receive
                           them in cash. Dividends from short-term capital gains
                           and dividends from net investment income and net
                           investment income will be taxable as ordinary income.

                                                                              15

                           Since the Fund's income is derived from sources that
                           do not pay "qualified dividend income," dividends
                           from the net investment income of the Fund are not
                           expected to qualify for taxation at the maximum 15%
                           U.S. federal income tax rate.

                           Dividends designated by the Fund as long-term capital
                           gains distributions will be taxable to you as
                           long-term capital gains, no matter how long you have
                           owned your Fund shares. In addition, you may be
                           subject to state and local taxes on dividends and
                           distributions.

                           We will send you a statement by January 31 each year
                           detailing the amount and nature of all dividends and
                           capital gains that you received during the prior
                           year.

                           If you hold your Fund shares in a tax-deferred
                           retirement account, such as an IRA, you generally
                           will not have to pay tax on distributions until they
                           are distributed from the account. These accounts are
                           subject to complex tax rules, and you should consult
                           your tax adviser about investment through a
                           tax-deferred account.

                           You will generally have a capital gain or loss if you
                           dispose of your Fund shares by redemption, exchange
                           or sale in an amount equal to the difference between
                           the net amount of the redemption or sale proceeds (or
                           in the case of an exchange, the fair market value of
                           the shares) that you receive and your tax basis for
                           the shares you redeem, sell or exchange. Your gain or
                           loss will be long-term or short-term, generally
                           depending upon how long you owned your shares.
                           Certain limitations may apply to limit your ability
                           to currently deduct any capital losses. Investors
                           should consider the tax consequences of buying shares
                           of the Fund shortly before the record date of a
                           distribution because such distribution will generally
                           be taxable even though the net asset value of shares
                           of the Fund will be reduced by the distribution.

                           As with all mutual funds, the Fund may be required to
                           withhold a 28% backup withholding tax on all taxable
                           distributions payable to you if you fail to provide
                           the Fund with your correct social security number or
                           other taxpayer identification number or make required
                           certifications, or if you have been notified by the
                           IRS that you are subject to backup withholding.
                           Backup withholding is not an additional tax; rather,
                           it is a way in which the IRS ensures it will collect
                           taxes otherwise due. Any amounts withheld may be
                           credited against your U.S. federal income tax
                           liability.

                           The above discussion is meant only as a summary; more
                           information is available in the Statement of
                           Additional Information. We urge you to

                           consult your tax adviser about your particular tax
                           situation including federal, state, local and foreign
                           tax considerations and possible additional
                           withholding taxes for non-U.S. shareholders.

FREQUENT PURCHASE AND REDEMPTIONS OF FUND SHARES

                           Frequent purchases and redemptions of the Fund's
                           shares include risks, including the dilution in value
                           of the Fund shares held by long-term shareholders,
                           interference with the efficient management of the
                           Fund's portfolio, and increased brokerage and
                           administrative costs. The Fund's Board of Directors
                           had adopted policies and procedures to prohibit
                           investors from engaging in late trading and to
                           discourage excessive and short-term trading practices
                           that may disrupt portfolio management strategies and
                           harm Fund performance.

                           Although there is no generally applied standard in
                           the marketplace as to what level of trading activity
                           is excessive, the Fund may consider trading in its
                           shares to be excessive if an investor:

                        o  sells shares within a short period of time after the
                           shares were purchased;

                        o  makes purchases and redemptions within a short period
                           of time;

                        o  enters into a series of transactions that is
                           indicative of a timing pattern strategy.

                           In order to seek to detect market timing, the Adviser
                           monitors selected trades. If the Adviser determines
                           that an investor or a client of a broker has engaged
                           in excessive short-term trading that may be harmful
                           to a Fund, the Adviser will ask the investor or
                           broker to cease such activity and may refuse to
                           process purchase orders (including purchases by
                           exchange) of such investor, broker or accounts that
                           the Adviser believes are under their control.

                           While the Adviser uses its reasonable efforts to
                           detect excessive trading activity, there can be no
                           assurance that its efforts will be successful or that
                           market timers will not employ tactics designed to
                           evade detection. Neither the Fund nor any of its
                           service providers may enter into arrangements
                           intended to facilitate market timing in the Funds.
                           Frequently, shares are held through omnibus accounts
                           maintained by financial intermediaries such as
                           brokers and retirement plan administrators, where the
                           holdings of multiple shareholders, such as all the
                           clients of a particular broker, are aggregated. The
                           Adviser's ability to monitor trading practices by
                           investors purchasing shares through ominbus accounts
                           is limited and dependent upon the cooperation of the
                           financial imtermediary in observing the Fund's
                           policies.

                                                                              17

                     FINANCIAL HIGHLIGHTS

                        The financial highlights table is intended to help
                        you understand the Fund's financial performance for
                        the past five years. Certain information reflects
                        financial results for a single Fund share. The total
                        returns in the table represent the rate that an
                        investor would have earned or lost on an investment
                        in the Fund assuming reinvestment of all dividends
                        and distributions. This information has been audited
                        by PricewaterhouseCoopers LLP, whose report, along
                        with the Fund's financial statements, is included in
                        the Fund's annual report, which is available upon
                        request by calling 800-243-2729.

                     FINANCIAL HIGHLIGHTS

                        -----------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED AUGUST 31,
                        -----------------------------------------------------------------------------------------------------
                                                              2004         2003           2002           2001         2000
                        -----------------------------------------------------------------------------------------------------

                          NET ASSET VALUE, BEGINNING
                          OF YEAR                            $11.84       $12.00         $11.51         $10.87       $10.81
                        -----------------------------------------------------------------------------------------------------
                          INCOME (LOSS) FROM INVESTMENT
                          OPERATIONS:
                            Net investment income               .41          .44            .50            .58          .64
                            Net gains or losses on
                            securities (both realized and
                            unrealized)                         .03         (.15)           .49            .67          .04
                        -----------------------------------------------------------------------------------------------------
                            Total income from investment
                            operations                          .44          .29            .99           1.25          .68
                        -----------------------------------------------------------------------------------------------------
                          LESS DISTRIBUTIONS:
                            Dividends from net
                            investment income                  (.41)        (.45)          (.50)          (.61)        (.62)
                            Distributions from net
                            realized gains                       --           --             --             --          --
                        -----------------------------------------------------------------------------------------------------
                            Total distributions                (.41)        (.45)          (.50)          (.61)        (.62)
                        -----------------------------------------------------------------------------------------------------
                          NET ASSET VALUE, END OF YEAR       $11.87       $11.84         $12.00         $11.51       $10.87
                        -----------------------------------------------------------------------------------------------------
                          TOTAL RETURN                         3.79%        2.35%          8.84%         11.82%        6.53%
                        -----------------------------------------------------------------------------------------------------
                          RATIOS/SUPPLEMENTAL DATA:
                          Net assets, end of year (in
                          thousands)                       $121,444     $144,264       $155,659       $150,593     $140,408
                          Ratio of expenses to average
                          net assets (1)                       0.98%        0.96%           .92%           .92%         .73%
                          Ratio of net investment income
                          to average net assets                3.40%        3.57%          4.17%(2)       5.17%        5.82%
                          Portfolio turnover rate                35%          65%           168%           140%          49%
                        -----------------------------------------------------------------------------------------------------

                        (1) Ratios reflect expenses grossed up for custody
                            credit arrangement. The ratios of expenses to
                            average net assets net of custody credits would
                            have been unchanged for the years ended August
                            31, 2004, August 31, 2003, August 31, 2002,
                            August 31, 2001 and August 31, 2000.

                        (2) As required, effective September 1, 2001, the
                            Fund has adopted the provisions of the ALCPA
                            Audit and Accounting Guide for Investment
                            Companies and began amortizing premium and
                            discount on debt securities. The effect of this
                            change for the year ended August 31, 2002 on net
                            investment income and net realized and unrealized
                            gains and losses was less than $.01 per share.
                            The effect of this change was to decrease the
                            ratio of net investment income to average net
                            assets from 4.24% to 4.17%.

FOR MORE INFORMATION

                        Additional information about the Fund's investments is
                        available in the Fund's annual and semi-annual reports
                        to shareholders. In the Fund's annual report, you will
                        find a discussion of the market conditions and
                        investment strategies that significantly affected the
                        Fund's performance during its last fiscal year. You can
                        find more detailed information about the Fund in the
                        current Statement of Additional Information dated
                        January 3, 2005, which we have filed electronically with
                        the Securities and Exchange Commission (SEC) and which
                        is legally a part of this prospectus. If you want a free
                        copy of the Statement of Additional Information, the
                        annual or semi-annual report, or if you have any
                        questions about investing in this Fund, you can write to
                        us at 220 East 42nd Street, New York, NY 10017-5891 or
                        call toll-free 800-243-2729. You may also obtain the
                        prospectus at no cost from our Internet site at
                        http://www.vlfunds.com.

                        Reports and other information about the Fund are
                        available on the EDGAR Database on the SEC's Internet
                        site (http://www.sec.gov), or you can get copies of this
                        information, after payment of a duplicating fee, by
                        electronic request at the following E-mail address:
                        publicinfo@sec.gov, or by writing to the Public
                        Reference Section of the SEC, Washington, D.C.
                        20549-0102. Information about the Fund, including its
                        Statement of Additional Information, can be reviewed and
                        copied at the SEC's Public Reference Room in Washington,
                        D.C. You can get information on operation of the public
                        reference room by calling the SEC at 1-202-942-8090.

                        INVESTMENT ADVISER                      SERVICE AGENT
                        Value Line, Inc.                        State Street Bank and Trust Company
                        220 East 42nd Street                    c/o BFDS
                        New York, NY 10017-5891                 P.O. Box 219729
                                                                Kansas City, MO 64121-9729
                        CUSTODIAN                                DISTRIBUTOR
                        State Street Bank and Trust Company     Value Line Securities, Inc.
                        225 Franklin Street                     220 East 42nd Street
                        Boston, MA 02110                        New York, NY 10017-5891

                        Value Line Securities, Inc.

                        220 East 42nd Street, New York, NY 10017-5891                      File no. 811-03171

                           VALUE LINE U.S. GOVERNMENT
                              SECURITIES FUND, INC.

               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 3, 2005
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line U.S. Government Securities
Fund, Inc. (the "Fund") dated January 3, 2005, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Fund's 2004 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual
Report is available from the Fund upon request and without charge by calling
1-800-243-2729.

                                  ------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                          -----

                                      B-1

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1981 as The Value Line
Bond Fund, Inc. In 1986, the Fund's name was changed to Value Line U.S.
Government Securities Fund, Inc. The Fund's investment adviser is Value Line,
Inc. (the "Adviser").

     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

     o RESTRICTED AND ILLIQUID SECURITIES. On occasion the Fund may purchase illiquid securities or securities which would have to be registered under the
Securities Act of 1933 (the "Securities Act"), if they were to be publicly distributed. However, it will not do so if the value of such securities (other than securities eligible to be sold in a Rule 144A transaction and determined by the Adviser to be liquid) and other securities which are not readily marketable
(including repurchase agreements maturing in more than seven days) would exceed
15% of the market value of its net assets. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the
Fund's secondary objective of capital appreciation without unduly restricting freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the
Securities Act, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

     o  STRUCTURED SECURITIES. The Fund may invest in structured notes, bonds or debentures. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the
"Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the
Fund's investment. Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities. Structured securities may also be more volatile, less liquid and more difficult to price accurately than less complex securities.

     o  CUSTODIAL RECEIPTS. The Fund may acquire custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S.
Government, its agencies, authorities, instrumentalities or sponsored enterprises. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the
U.S. Government or its agencies or instrumentalities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S.
Government.

     o  INVERSE FLOATING RATE SECURITIES. The Fund may invest in inverse floating rate securities. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

                                      B-2

     o  LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100%
collateralized by cash, cash equivalents or United States Treasury Bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the
Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

     o   WHEN-ISSUED TRANSACTIONS. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Fund will record the transaction and reflect the value of the security in determining its net asset value.

     o  STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. Although the market for such securities is increasingly liquid, certain SMBS may not be readily marketable and may be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     o  VARIABLE AND FLOATING RATE SECURITIES. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

     o  BANK OBLIGATIONS. The Fund may invest in U.S. dollar denominated obligations issued or guaranteed by U.S. banks. Bank obligations, including without limitation time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

                                      B-3

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

     o  ZERO COUPON BONDS. The Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but some also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for federal income tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

     o  REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the
Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the
Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the
Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 15% of its net assets.

     FUND FUNDAMENTAL POLICIES.

         (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes.
     Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

                                      B-4

         (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry. For this purpose, gas, electric, water and telephone utilities will each be treated as a separate industry.

         (v) The Fund may not invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

         (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral).

         (vii) The Fund may not engage in arbitrage transactions or in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities and then only for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's assets taken at market may at any one time be held as collateral for such sales.

         (viii) The Fund may not write, purchase or sell puts, calls or combinations thereof, invest in commodities or commodity contracts or purchase securities of other investment companies.

         (ix) The Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

         (xii) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities or purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

         (xiii) The primary investment objective of the Fund is to obtain maximum income without undue risk of principal. Capital preservation and possible capital appreciation are secondary objectives. Under normal conditions, at least 80% of the value of the Fund's net assets will be invested in U.S. Government Securities.

                                      B-5

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50%
of the shares are present at a meeting in person or by proxy.

                                      B-6

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of
16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                                                                               OTHER
                                                     LENGTH OF            PRINCIPAL OCCUPATION             DIRECTORSHIPS
NAME, ADDRESS, AND AGE              POSITION        TIME SERVED         DURING THE PAST 5 YEARS          HELD BY DIRECTOR
----------------------------   -----------------   -------------   ---------------------------------   --------------------

INTERESTED DIRECTORS*

Jean Bernhard Buttner          Chairman of the     Since 1985      Chairman, President and             Value Line, Inc.
Age 70                         Board of                            Chief Executive Officer of
                               Directors and                       Value Line, Inc. (the
                               President                           "Adviser") and Value Line
                                                                   Publishing, Inc. Chairman and
                                                                   President of each of the 15
                                                                   Value Line Funds and Value
                                                                   Line Securities, Inc. (the
                                                                   "Distributor").

Marion N. Ruth                 Director            Since 2000      Real Estate Executive:                    None
5 Outrider Road                                                    President, Ruth Realty (real
Rolling Hills, CA 90274                                            estate broker); Director of the
Age 69                                                             Adviser since 2000.

NON-INTERESTED DIRECTORS

John W. Chandler               Director            Since 1991      Consultant, Academic Search               None
1611 Cold Spring Rd.                                               Consultation Service, Inc.
Williamstown, MA 01267                                             Trustee Emeritus and
Age 81                                                             Chairman (1993-1994) of the
                                                                   Board of Trustees of Duke
                                                                   University; President
                                                                   Emeritus, Williams College.

Frances T. Newton              Director            Since 2000      Customer Support Analyst,                 None
4921 Buckingham Drive                                              Duke Power Company.
Charlotte, NC 28209
Age 63

Francis C. Oakley              Director            Since 2000      Professor of History, Williams       Berkshire Life
54 Scott Hill Road                                                 College, 1961 to 2002,              Insurance Company
Williamstown, MA 01267                                             President Emeritus since               of America.
Age 73                                                             1994 and President,
                                                                   1985-1994; Chairman
                                                                   (1993-1997) and Interim
                                                                   President (2002) of the
                                                                   America Council of Learned
                                                                   Societies.

David H. Porter                Director            Since 1997      Visiting Professor of Classics,            None
5 Birch Run Drive                                                  Williams College, since 1999;
Saratoga Springs, NY 12866                                         President Emeritus, Skidmore
Age 69                                                             College since 1999 and
                                                                   President, 1987-1998.

Paul Craig Roberts             Director            Since 1985      Chairman, Institute for              A. Schulman Inc.
169 Pompano St.                                                    Political Economy.                      (plastics)
Panama City Beach, FL 32413
Age 65

                                      B-7

                                                                                                       OTHER
                                                 LENGTH OF           PRINCIPAL OCCUPATION          DIRECTORSHIPS
NAME, ADDRESS, AND AGE          POSITION        TIME SERVED        DURING THE PAST 5 YEARS        HELD BY DIRECTOR
------------------------   -----------------   -------------   -------------------------------   -----------------

Nancy-Beth Sheerr          Director            Since 1996      Senior Financial Advisor,                None
1409 Beaumont Drive                                            Veritable, L.P. (investment
Gladwyne, PA 19035                                             advisor) since April 1, 2004;
Age 55                                                         Senior Financial Advisor,
                                                               Hawthorne, 2001-2004.

OFFICERS

Jeffrey Geffen             Vice President      Since 2001      Portfolio Manager with the
Age 55                                                         Adviser since 2001; Vice
                                                               President Investments,
                                                               Morgan Stanley Dean Witter
                                                               Advisors, 1989-2001.

Bradley Brooks             Vice President      Since 2001      Portfolio Manager with the
Age 42                                                         Adviser.

Charles Heebner            Vice President      Since 2000      Senior Portfolio Manager with
Age 68                                                         the Adviser.

David T. Henigson          Vice President,     Since 1994      Director, Vice President and
Age 47                     Secretary and                       Compliance Officer of the
                           Treasurer                           Adviser. Director and Vice
                                                               President of the Distributor.
                                                               Vice President, Secretary and
                                                               Treasurer of each of the 15
                                                               Value Line Funds.

------------
*     Mrs. Buttner is an "interested person" as defined in the Investment
      Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of having been a director of the Adviser.

      Unless otherwise indicated, the address for each of the above is 220 East
      42nd Street, New York, NY 10017.

     The non-interested Directors of the Fund serve as members of the Audit
Committee of the Board of Directors. The principal function of the Audit
Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent registered public accounting firm to review the range of their activities and to discuss the
Fund's system of internal accounting controls. The Audit Committee also meets with the independent registered public accounting firm in executive session at each meeting of the Audit Committee. There were four meetings of the Audit
Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested
Director if he is not available). The Valuation Committee did not meet during the last fiscal year. The Valuation Committee reviews any action taken by the
Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the
Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of
Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended August 31,
2004. Directors who are officers or employees of the Adviser do not receive any

                                      B-8

compensation from the Fund or any of the Value Line Funds. The Fund has no
retirement or pension plan for its Directors.

                                                       TOTAL
                                                   COMPENSATION
                                      AGGREGATE    FROM FUND AND
                                    COMPENSATION   FUND COMPLEX
                NAME OF PERSON        FROM FUND     (15 FUNDS)
            ---------------------- -------------- --------------

              Jean B. Buttner      $     -0-        $    -0-
              John W. Chandler         3,161          45,000
              Frances T. Newton        3,161          45,000
              Francis C. Oakley        3,161          45,000
              David H. Porter          3,161          45,000
              Paul Craig Roberts       3,161          45,000
              Marion N. Ruth             -0-             -0-
              Nancy-Beth Sheerr        3,161          45,000

     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund and in all of the Value Line
Funds as of December 31, 2003:

                                                     AGGREGATE DOLLAR
                              DOLLAR RANGE OF        RANGE OF EQUITY
                             EQUITY SECURITIES   SECURITIES IN ALL OF THE
        NAME OF DIRECTOR        IN THE FUND          VALUE LINE FUNDS
     ---------------------- ------------------- -------------------------

       Jean B. Buttner         $1 - $10,000         Over $100,000
       John W. Chandler        $1 - $10,000         $10,001 - $50,000
       Frances T. Newton       $1 - $10,000         $10,001 - $50,000
       Francis C. Oakley       $1 - $10,000         $10,001 - $50,000
       David H. Porter         $1 - $10,000         $10,001 - $50,000
       Paul Craig Roberts      $1 - $10,000         Over $100,000
       Marion N. Ruth          $1 - $10,000         Over $100,000
       Nancy-Beth Sheerr       $1 - $10,000         $10,001 - $50,000

     As of October 31, 2004, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA
94101, which owned   shares of record or approximately   % of the shares
outstanding and Guardian Insurance & Annuity Company, 3900 Burgess Place,
Bethlehem, PA 18017, which owned     shares or approximately   %. Officers and
directors of the Fund as a group owned less than 1% of the outstanding shares.
Wachovia Bank, N.A., as Trustee of the Value Line, Inc. Profit Sharing and
Savings Plan owned       shares or approximately   %.

     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Value Line Securities, Inc., the
Fund's distributor (the "Distributor").

PROXY VOTING POLICIES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The
Board of Directors has adopted Proxy Voting Policies

                                      B-9

and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objectives. The general principles of the Proxy Voting
Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies periodically.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the
Adviser has delegated the implementation of the Fund's Proxy Voting Policies to
Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

     o   Generally, the Fund supports the company's nominees to serve as directors.

     o   The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

         o   Increases in the number of authorized shares of or issuances of common stock or other equity securities;

         o   Provisions of the corporate charter addressing indemnification of directors and officers;

         o   Stock repurchase plans; and

         o   The selection of independent accountants.

     o   The types of matters on corporate governance that the Adviser would expect to vote against include:

         o   The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

         o   The adoption of a classified board;

         o   The adoption of poison pill plans or similar anti-takeover measures; and

         o   The authorization of a class of shares not held by the Fund with superior voting rights.

                                      B-10

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the
Adviser believes do not affect to the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the
Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting
Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, the Fund will file with the Securities and Exchange
Commission information regarding the voting of proxies by the Fund for the
12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the
Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund's investment strategies. To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC. In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q. Each of these shareholder reports or filings provides full period end portfolio holdings and are filed or mailed to shareholders within 60 days of the period end.

     In addition, the Fund's distributor produces for marketing purposes Fund fact sheets, which include the Fund's top ten holdings and other information regarding the Fund's portfolio. These fact sheets are prepared as soon as possible after the end of the fiscal quarter.

     Officers of the Fund who are also officers of the Adviser may authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund's service providers and (ii) investment

                                      B-11

company rating agencies, such as Morningstar. The Fund's service providers, such as accountants, pricing services and proxy voting services, need to know the Fund's portfolio holdings in order to provide their services to the Fund.
Information is provided to such firms without a time lag. Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings. This information is normally provided as soon as possible after the period end, which may be month end or quarter end. The Adviser believes that obtaining a rating from such rating agencies, and the provision of the portfolio holdings information to them, is in the best interest of shareholders. While the Fund has generally not required written confidentiality agreements from any rating agency or service provider, the information is provided with the understanding that it only may be used for the purpose provided and should not be communicated to others. Except as stated above, the
Adviser is not authorized to disclose the Fund's portfolio holdings to any person. The Fund does not release portfolio holdings information to any person for compensation.

     The Board of Directors of the Fund has approved the Fund's portfolio holdings disclosure policy.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220
East 42nd Street, New York, NY 10017, a holding company, owns approximately 86%
of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner,
Chairman, President and Chief Executive Officer of the Adviser and Chairman and
President of the Fund, owns all of the voting stock of Arnold Bernhard & Co.,
Inc. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor had been in business since 1931.

     The investment advisory agreement between the Fund and the Adviser dated
August 10, 1988 provides for an advisory fee payable monthly at an annual rate equal to 0.50% of the Fund's average daily net assets. During the fiscal years ended August 31, 2002, 2003 and 2004, the Fund paid or accrued advisory fees of
$743,657, $782,249 and $659,852, respectively.

     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the
Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund.
The agreement will terminate upon its assignment.

     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds of similar size with a similar investment objective, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that

                                      B-12

approval of the investment advisory agreement was in the best interests of the
Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts with combined assets of approximately $3 billion.

     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the
Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

     The Fund has a distribution agreement with Value Line Securities, Inc.
(the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The
Distributor also serves as distributor to the other Value Line funds. Jean
Bernhard Buttner is Chairman and President of the Distributor.

     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the
Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial
Data Services, Inc., a State Street affiliate, whose address is 330 West 9th
Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, NY 10017, acts as the Fund's independent registered public accounting firm and also performs certain tax preparation services.

                                      B-13

                          SERVICE AND DISTRIBUTION PLAN

     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended
August 31, 2004, the Fund paid fees of $329,926 to the Distributor under the
Plan. The Distributor paid $41,521 to other broker-dealers and incurred
$180,415 in advertising and other marketing expenses. The Plan is a compensation plan, meaning that the fees payable to the Distributor under the
Plan are payable without regard to actual expenses incurred by the Distributor.
To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders;
advertising; preparation, printing and distribution of sales literature; and
allowances to other broker-dealers. A report of the amounts expended under the
Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the
"NASD") regarding investment companies.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the
Directors or by vote of a majority of the shares of the Fund. Pursuant to the
Plan, a new Director who is not interested person (as defined in the 1940 Act)
must be nominated by existing Directors who are not interested persons.

     Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the
Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Fund for that year, and no effect is given to previously accumulated distribution expenditures in excess of the
Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the
Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested
Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund.
These anticipated benefits include: increased promotion and distribution of the
Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's investment positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to their net assets.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities,

                                      B-14

reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of
Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the
Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the
Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During the years ended August 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has exceeded
100% in two of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objectives, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's
Prospectus.

                                      B-15

                                  CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders,
Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, Value Line
Securities, Inc. will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock
Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the
Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or
1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m.,
New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have

                                      B-16

been received. The New York Stock Exchange is currently closed on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the
preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. The Fund values securities on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytical data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction.
The values for other securities are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.
Securities not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices provided by market makers for such securities or, when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock
Exchange on the day of valuation. If there is no such reported sale, the midpoint between the latest available and representative asked and bid prices will be used. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.
Short-term instruments with maturities greater than 60 days, at date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and, commencing 60 days to maturity, such securities are valued at amortized cost. Securities for which market valuations are not readily available will be valued at fair value as the Board of
Directors or persons acting at their direction may determine.

                                      TAXES
       (SEE "DIVIDENDS, DISTRIBUTIONS AND TAXES" IN THE FUND'S PROSPECTUS)

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares.
This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the fund and, unless an affective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the fund. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors

                                      B-17

with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, foreign country, or other taxing jurisdiction.

     FUND STATUS. The Fund has elected to be treated and qualified each year as a regulated investment company under Subchapter M of the Code. Accordingly, the
Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments from certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies (the "90% income test"); and (ii) hold as of the close of each quarter, (a) at least 50% of the value of its assets in certain investment assets, such as cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited as to any issuer to not more than 5% of the value of the
Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     FUND DISTRIBUTIONS. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and when such income is distributed, to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible
4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses for the one-year period ended October 31 of such year, plus certain undistributed amounts from previous years. The Fund will satisfy the annual distribution requirement if it distributes the required amount on or before December 31 of such year or if the distribution is declared in October, November or December of such year with a record date within such period and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

                                      B-18

     Unless shareholders elect otherwise, all distributions will be automatically reinvested in additional shares of the Fund. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions will be taxable whether a shareholder takes them in cash or they are reinvested in shares of the Fund. In general, dividends from investment company taxable income will be taxable as ordinary income and will not qualify for the reduced federal income tax rates applicable to qualified dividend income received by shareholders that are individuals or for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations. Dividends from net capital gain will be taxable as long-term capital gains for U.S.
federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for a maximum 15%
tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Absent further legislation, the maximum 15% federal tax rate on long-term capital gains will cease to apply to taxable years beginning after
December 31, 2008.

     Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of
(and in reduction of) the shareholder's tax basis in its shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.

     For federal income tax purposes the Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. During the year ended August 31, 2004, $8,976,510 of the capital loss carryforward expired. For federal income tax purposes, the Fund had a capital loss carryover at August 31, 2004, of $4,972,774 of which $2,829,335 will expire in 2005, $2,132,091 will expire in 2008 and $11,348 will expire in
2012.

     Investors purchasing Fund shares prior to a distribution should be aware of the tax consequences of purchasing such Fund shares. The purchase price paid for such shares may reflect the amount of the forthcoming distribution.
Although distributions from the Fund shortly after the purchase of Fund shares may be viewed in substance as a return of capital, nevertheless, to the extent such a distribution is attributable to income of the Fund, it will be taxable to the shareholder.

     REDEMPTION, SALE OR EXCHANGE OF FUND SHARES. Upon a redemption, exchange, or sale of shares of the Fund, a shareholder may realize a capital gain or loss for federal income tax purposes. The tax consequences of a sale, exchange, or redemption depend on several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition

                                      B-19

of Fund shares with a tax-holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. In addition, any loss realized on a redemption, exchange or sale of Fund shares will be disallowed to the extent the Fund shares disposed of are replaced
(including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the Fund shares. In such a case, the basis of the Fund shares acquired will be increased to reflect the disallowed amount. Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more in the case of a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or nor the taxpayer's treatment of the loss is proper.
Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     FUND INVESTMENTS. If the Fund invests in certain pay-in-kind securities, zero coupon securities, stripped securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to avoid
U.S. federal income and excise taxes at the Fund level. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for the holding of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in any particular taxing jurisdiction, although the Fund may in its sole discretion provide relevant information to shareholders.

     The federal income tax rules applicable to certain structured securities are unclear in certain respects. The Fund will account for such instruments in a manner that is intended to allow the Fund to continue to qualify as a regulated investment company.

     REPORTING AND BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service ("IRS") all dividends, distributions of capital gains and redemption proceeds from Fund shares, except in the case of certain exempt shareholders. The Fund will be subject to a 28% "backup withholding"
requirement on all taxable dividends, distributions of capital gains and redemption proceeds payable to shareholders who fail to provide the Fund with their correct social security or other taxpayer identification number or to make certain certifications. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited

                                      B-20

against the shareholder's U.S. federal income tax. If the backup withholding provisions are applicable to a shareholder, distributions and gross proceeds payable to such shareholder will be reduced by the amounts required to be withheld, regardless of whether such distributions are paid in cash or reinvested.

                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     For the one, five and ten year periods ending August 31, 2004, the Fund's average annual total returns were 3.79%, 6.61% and 6.23%, respectively; the
Fund's average annual total returns (after taxes on distributions) were 2.54%,
4.79% and 4.00%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 2.45%, 4.52% and 3.91%, respectively.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

     The Fund may also quote its current yield in advertisements and investor communications.

     The Fund may also, from time to time, include a reference to its current quarterly or annual yield in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

     All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund has used the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

     The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. domestic and international taxable bond indices (such as the Lehman Intermediate Government Bond Index and the
Lehman Aggregate Bond Index) and data from Lipper Analytical Services, Inc., or
Standard & Poor's Indices.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended August 31, 2004, including the financial highlights for each of the five fiscal years in the period ended August 31, 2004, appearing in the 2004

                                      B-21

Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers
LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

                                      B-22

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a) Articles of Incorporation.*

     (b) By-laws.*

     (c) Instruments Defining Rights of Security Holders. Reference is made to
         Article Sixth of the Articles of Incorporation filed as Exhibit (a) to
         Post-Effective Amendment No. 23, filed January 4, 1999, and incorporated herein by reference.

     (d) Investment Advisory Agreement.*

     (e) Distribution Agreement.*

     (f) Not applicable.

     (g) Custodian Agreement and Amendment thereto.*

     (h) Not applicable.

     (i) Legal Opinion.*

     (j) Consent of Independent Registered Public Accounting Firm.

     (k) Not applicable.

     (l) Not applicable.

     (m) Service and Distribution Plan.**

     (p) Code of Ethics.**

     *   Filed as an exhibit to Post-Effective Amendment No. 23, filed January
         4, 1999, and incorporated herein by reference.

     **  Filed as an exhibit to Post-Effective Amendment No. 25, filed October
         30, 2000, and incorporated herein by reference.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article XII of the By-laws filed as Exhibit
(b) to Post-Effective Amendment No. 23, filed January 4, 1999.

ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of
Funds listed in Item 27.

                                      C-1

                                 POSITION WITH
          NAME                    THE ADVISER                        OTHER EMPLOYMENT
-----------------------   ---------------------------   ------------------------------------------

Jean Bernhard Buttner     Chairman of the Board,        Chairman of the Board and Chief
                          President and Chief           Executive Officer of Arnold Bernhard &
                          Executive Officer             Co., Inc. and Chairman of the Value Line
                                                        Funds and the Distributor

Samuel Eisenstadt         Senior Vice President and                  ___________________
                          Director

David T. Henigson         Vice President, Treasurer     Vice President and a Director of Arnold
                          and Director                  Bernhard & Co., Inc. and the Distributor

Howard A. Brecher         Vice President, Secretary     Vice President, Secretary, Treasurer and
                          and Director                  a Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio         Chief Financial Officer                   ______________________

Harold Bernard, Jr.       Director                      Attorney-at-law; Retired Administrative
                                                        Law Judge

Herbert Pardes, MD        Director                      President and CEO of New York-
                                                        Presbyterian Hospital

Marianne Asher            Director                      Private Investor

Edgar A. Buttner, MD      Director                      Postdoctoral Fellow, Harvard University

Edward J. Shanahan        Director                      President and Headmaster, Choate
                                                        Rosemary Hall (Boarding School)

                                      C-2

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line
         Income and Growth Fund, Inc.; The Value Line Special Situations Fund,
         Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash
         Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value
         Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value
         Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value
         Line New York Tax Exempt Trust; Value Line Strategic Asset Management
         Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset
         Allocation Fund, Inc.

     (b)
                                           (2)
                                      POSITION AND                    (3)
              (1)                        OFFICES                 POSITION AND
      NAME AND PRINCIPAL             WITH VALUE LINE             OFFICES WITH
       BUSINESS ADDRESS             SECURITIES, INC.              REGISTRANT
------------------------------   ----------------------   --------------------------

  Jean Bernhard Buttner          Chairman of the          Chairman of the Board and
                                 Board                    President

  David T. Henigson              Vice President,          Vice President, Secretary
                                 Secretary, Treasurer     and Treasurer
                                 and Director

  Howard A. Brecher              Vice President                  _____________

         The business address of each of the officers and directors is 220 East
         42nd Street, New York, NY 10017-5891.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         Value Line, Inc.
         220 East 42nd Street
         New York, NY 10017
         For records pursuant to:
         Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
         Rule 31a-1(f)

         State Street Bank and Trust Company
         c/o BFDS
         P.O. Box 219729
         Kansas City, MO 64121
         For records pursuant to Rule 31a-1(b)(2)(iv)

         State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA 02110
         For all other records

ITEM 29. MANAGEMENT SERVICES.

     None.

ITEM 30. UNDERTAKINGS.

     None.

                                 ------------

                                      C-3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We hereby consent to the incorporation by reference in this Post-Effective
Amendment No. 29 to the registration statement on Form N-1A (the "Registration
Statement") of our report dated October 15, 2004, relating to the financial statements and financial highlights which appears in the August 31, 2004 Annual
Report to Shareholders of Value Line U.S. Government Securities Fund, Inc.,
which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights",
"Investment Advisory and Other Services" and "Financial Statements" in such
Registration Statement.

PricewaterhouseCoopers LLP
New York, New York
October 28, 2004

                                      C-4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, this Registration Statement has been filed pursuant to Rule 485(a) under the Securities Act of 1933 and the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of October, 2004.

                                    VALUE LINE U.S. GOVERNMENT
                                    SECURITIES FUND, INC.

                                    By: /s/ DAVID T. HENIGSON
                                        ----------------------------------
                                        DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                        TITLE                     DATE
---------------------------- -------------------------------- -----------------

        *JEAN B. BUTTNER     Chairman and Director;           October 28, 2004
        (JEAN B. BUTTNER)     President; Principal
                              Executive Officer

        *JOHN W. CHANDLER    Director                         October 28, 2004
        (JOHN W. CHANDLER)

       *FRANCES T. NEWTON    Director                         October 28, 2004
       (FRANCES T. NEWTON)

       *FRANCIS C. OAKLEY    Director                         October 28, 2004
       (FRANCIS C. OAKLEY)

        *DAVID H. PORTER     Director                         October 28, 2004
       (DAVID H. PORTER)

      *PAUL CRAIG ROBERTS    Director                         October 28, 2004
      (PAUL CRAIG ROBERTS)

       *MARION N. RUTH       Director                         October 28, 2004
       (MARION N. RUTH)

       *NANCY-BETH SHEERR    Director                         October 28, 2004
       (NANCY-BETH SHEERR)

     /S/ DAVID T. HENIGSON   Treasurer; Principal Financial   October 28, 2004
     ---------------------    and Accounting Officer
       (DAVID T. HENIGSON)

*By /S/ DAVID T. HENIGSON
    ------------------------------------
   (DAVID T. HENIGSON, ATTORNEY-IN-FACT)

                                      C-5